Central Federal Corporation
CFBank
Annual Shareholders Meeting
Wednesday May 21, 2014

CFBANK

AGENDA

- Updates and Significant Accomplishments
- Peer Group Comparison
- Financial Highlights

SIGNIFICANT ACCOMPLISHMENTS

Regulatory

- The OCC has lifted the Cease & Desist Order CFBank
- The Federal Reserve has lifted the Cease & Desist Order CFC (the Holding Company)
- Allows us to pursue Public Funds and CDAR's deposits
- Insurance expense savings.

CREDIT QUALITY

- Stable and improving
- Criticized and classified loans reduced 38% during 2013
- Initiatives to accelerate the pace of reduction
- 2013 net loan losses $4,000

EXPANDED FOOTPRINT

- Established presence in Cleveland market
- CFC now in 3 major Ohio metro markets, plus 2 banking offices in Eastern Ohio
- Enhancing customer service capabilities in Fairlawn and Eton
- New expansion target ….

ASSET SIZE AND EARNINGS

- Asset size matters and affects bottom line performance
- Incremental growth of loans accelerates Earnings
- Simple formula: loan growth + low cost funding = increased net interest income (NII). NII is the primary driver of earnings
- During the past 4 quarters, CF Team has added $2.4 million of Net Interest Income (annualized)

KELLER & COMPANY
Dublin, Ohio
614-766-1426

COMPARABLE GROUP SELECTION
BALANCE SHEET PARAMETERS
Most Recent Quarter

General Parameters:

Regions: Midwest, Northcentral, Northeast, Southeast
Asset size: > $200 million and < $700 million
Equity to Assets < 12%

			Total Assets ($000)	Cash & Securities/ Assets (%)	Total Net Loans/ Assets (%)	Borrowed Funds/ Assets (%)	Equity/ Assets (%)	Total Assets Growth 2013 (%)	Total Net Loans Growth 2013 (%)	Total Deposits Growth 2013 (%)
CF BANK		OH	**255,748**	**12.81**	**82.28**	**8.48**	**8.94**	**18.93%**	**36.94%**	**20.06%**
PEER GROUP OF 28 BANKS	* Average		395,497	25.83	68.30	10.34	9.88	2.68%	3.63%	2.08%
	* Median		373,089	24.97	69.08	10.04	10.06	1.26%	3.36%	1.18%
	High		693,453	87.95	85.51	44.44	11.97	24.31%	36.94%	20.06%
	Low		209,657	10.85	10.02	0.00	7.14	-7.56%	-13.97%	-9.19%
DEFINED PARAMETERS FOR INCLUSION IN COMPARABLE GROUP			> 200,000 < 700,000				< 12.00			
FFNM	First Federal of Northern Michigan Bancorp, Inc	MI	209,657	27.97	65.10	11.84	11.22	-1.95%	-1.80%	1.06%
WEFP	Wells Financial Corp.	MN	243,660	25.80	68.68	0.00	10.42	-0.22%	1.54%	1.22%
FFDF	FFD Financial Corporation	OH	250,697	13.71	81.73	3.57	9.02	2.30%	4.50%	2.43%
ASBN	ASB Financial Corp.	OH	253,993	18.27	75.83	5.84	10.18	-5.44%	-0.76%	-9.19%
WEIN	West End Indiana Bancshares, Inc.	IN	254,366	26.76	67.73	10.22	11.38	3.18%	7.09%	4.52%
* CFBK	Central Federal Corporation	OH	255,748	12.81	82.28	8.48	8.94	18.93%	36.94%	20.06%
CMSB	CMS Bancorp, Inc.	NY	262,719	16.75	81.03	7.53	8.66	-3.99%	2.62%	-0.37%
GTWN	Georgetown Bancorp, Inc.	MA	263,033	10.85	85.51	20.88	11.00	24.31%	22.77%	13.94%
STBI	Sturgis Bancorp, Inc.	MI	304,814	12.26	77.29	13.45	10.53	-3.86%	-6.06%	-2.50%
KSBI	KS Bancorp, Inc.	NC	305,447	30.62	63.40	15.87	7.97	-3.01%	-1.89%	-5.70%
LTLB	Little Bank, Inc	NC	311,952	24.95	70.20	6.41	9.53	1.98%	3.95%	4.54%
WVFC	WVS Financial Corp.	PA	314,033	87.95	10.02	44.44	10.28	23.24%	-5.96%	0.85%

IN SUMMARY

- Trajectories in all key metrics, loans, deposits, credit quality and earnings are favorable
- Strong business and loan pipelines
- Bullish on our prospects for 2014 and beyond!

ONWARD AND UPWARD!!

Financial Highlights

John Helmsdoerfer, EVP & CFO

Financial Highlights

- Keys to Success and Earnings Improvements
  - ✓Driving net interest income
  - ✓Improving margin
  - ✓Quality loan growth
  - ✓Optimizing funding sources and mix
  - ✓Continued credit quality improvement
  - ✓Effectively leveraging capital
  - ✓Infrastructure and operational efficiencies
  - ✓Our trajectory … "Onward & Upward!!"

Driving Net Interest Income



Net Interest Income
1,900
1,700
1,500
1,300
1,100
900
700
500
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

Improving Margin From Both Sides of the Balance Sheet



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Asset Yield
Liability Cost
Net Interest Margin

Quality Loan Growth



Total Loans
250,000
200,000
150,000
100,000
50,000
0
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

Growing Non-Interest Bearing Relationships to Fund Our Growth



Non-interest Bearing Deposits
35,000
30,000
25,000
20,000
15,000
10,000
5,000
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

Continued Reduction in Criticized & Classified Loans is a Key Focus



Criticized and Classified Loans
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

Maintaining Capital Strength


Capital Ratios
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Tier-1 Capital
Risk-Based Capital

Expense Efficiency Improvement While Growing the Franchise …



Efficiency Ratio
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014

Our Trajectory …

<u>ONWARD & UPWARD!!</u>

Improving earnings

Earning asset growth

Optimizing funding sources

Maintaining capital strength

Acting on opportunities

… EXCEPT FOR

Controlling expenses

Reducing criticized and classified assets